Exhibit 23.2



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 33-58119, 333-48693, 333-74497, 333-78987 and
333-90444) of CONMED Corporation of our report dated June 25, 2003 relating to the financial statements of CONMED Corporation Retirement Savings Plan, which appears in this Form 11-K.




/s/  PricewaterhouseCoopers LLP


Syracuse, New York
June 23, 2004




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